EXHIBIT 10.2

Wells Fargo Bank, N.A.

Technology Banking Group

January 15, 2021

Qumu Corporation

Qumu, Inc.

400 S. 4th Street, Suite 401-412

Minneapolis, Minnesota 55415

Attention: Dave Ristow

Re:	Loan from Wells Fargo Bank, N.A. (the “Lender”) QUMU Corporation, a Minnesota corporation and QUMU, Inc., a California corporation (individually and collectively, the “Borrower”)

Dear Dave:

Pursuant to that certain Loan and Security Agreement by and among the Lender and the Borrower, dated January 15, 2021 (as the same may be amended, supplemented, modified, increased, renewed or restated from time to time, the “Loan Agreement”), Lender has entered into a certain loan facility with Borrower. All capitalized terms used herein and not otherwise defined shall have the same meanings herein as in the Loan Agreement.

When signed by the Borrower and the Lender, this letter agreement will confirm that the Lender and the Borrower have agreed for fiscal years 2021 and 2022 to the Recurring Revenue Covenant in Section 6.8 of the Loan Agreement as set forth on Exhibit A attached hereto.

This letter agreement is a Loan Document and will be governed by the laws of the State of New York. The terms and provisions set forth in this letter agreement shall modify and supersede all inconsistent terms and provisions of the Loan Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Loan Agreement.

This letter agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. Receipt by facsimile or other electronic transmission of any executed signature page to this letter agreement shall constitute effective delivery of such signature page.

Please execute this letter agreement in the space below to evidence your agreement to its terms. Thank you.

Sincerely,

WELLS FARGO BANK, N.A.

By:	/s/ Alexander Hoppe
Name:	Alexander Hoppe
Title:	Relationship Manager

Acknowledged and Agreed:

QUMU CORPORATION

By:	/s/ TJ Kennedy
Name:	TJ Kennedy
Title:	Chief Executive Officer & President

QUMU, INC.

By:	/s/ TJ Kennedy
Name:	TJ Kennedy
Title:	Chief Executive Officer & President

EXHIBIT A

Borrower’s Recurring Revenue for Fiscal Years 2021 and 2022 shall be at least the following amounts at the following times:

Trailing Three-Month Period Ending	Recurring Revenue
March 31, 2021	$5,000,000
June 30, 2021	$5,000,000
September 30, 2021	$6,000,000
December 31, 2021	$8,000,000
March 31, 2022	$8,000,000
June 30, 2022	$8,000,000
September 30, 2022	$8,000,000
December 31, 2022	$8,000,000

Initials of each party:

Qumu Corporation	TK	Wells Fargo Bank, N.A.	AH

Qumu, Inc.	TK